UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21149

T. Rowe Price Retirement Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Retirement Income 2020 Fund	June 30, 2020
TRLAX	Investor Class

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE RETIREMENT INCOME 2020 FUND

HIGHLIGHTS

■	The Retirement Income 2020 Fund declined modestly for the six-month period ended June 30, 2020, and trailed its combined index portfolio.

■	Exposure to diversifying sectors that are not included in the benchmark detracted from relative performance, while tactical allocation decisions and security selection added value.

■

We added to equities during the sell-off but trimmed our exposure to neutral after the significant rebound. We moved from an underweight in U.S. stocks to a neutral position, given a relatively more defensive sector profile. Among international stocks, we shifted to a neutral allocation between growth and value. Within fixed income, we increased our allocation to high yield bonds, floating rate loans, and U.S. dollar-hedged international bonds. These increases were largely funded by a rotation out of long-term U.S. Treasuries, which performed very well during the recent sell-off.

■

The aggressive measures taken by the Federal Reserve and other major central banks, coupled with the record amount of fiscal stimulus, have helped to stem the impacts of the pandemic on the global economy. However, a second wave of the coronavirus pandemic, policy implications from the looming U.S. presidential election, and resurgent tensions between the U.S. and China could potentially derail a sustained recovery.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Financial markets recorded widely mixed results during the first half of 2020 as the spread of the coronavirus disrupted global economies. Although stocks and bonds experienced extraordinary volatility, historic levels of fiscal and monetary stimulus helped mitigate the losses.

Market sentiment was positive as we entered the year, and the S&P 500 Index advanced to a record high on February 19. However, stocks began falling as the coronavirus spread in Italy and other countries outside China. The major indexes continued their slide as cases mounted in the U.S. and New York City became the epicenter of the pandemic. Governments throughout the world issued stay-at-home orders to contain the virus, and some sectors, such as travel, restaurants, and shopping malls, nearly came to a halt.

According to the National Bureau of Economic Research, a recession officially began in February, ending the longest expansion in U.S. history. Over 22 million Americans lost their jobs in March and April, and many measures of economic activity, including retail sales and industrial production, experienced record-setting declines. By March 23, the S&P 500 Index had fallen by about a third from the start of the year.

In response to the rapid economic contraction, global central banks took bold accommodative steps, and many governments around the world passed emergency spending packages. The Federal Reserve cut its short-term lending rate to near zero and began massive purchases of government and corporate bonds to stimulate the economy and supply liquidity in the fixed income market.

The federal government also provided trillions of dollars in fiscal help in the form of direct payments to many Americans, expanded unemployment insurance, and subsidies to sectors such as transportation and health care that had been directly impacted by the pandemic. As lockdowns eased late in the period, there were signs of economic recovery, especially in stronger-than-expected payroll data, but surges in new virus cases in some states remained a concern.

Boosted by the stimulus and indications that the economy was mending faster than many expected, nearly all sectors recouped some of their losses by the end of June, and some segments were back in positive territory. For the six-month period, the tech-heavy Nasdaq Composite Index reached record highs and easily outperformed other benchmarks as the pandemic appeared to accelerate trends in retail, social media, and content streaming that benefited the large technology platforms. Large- and mid-cap growth stocks also produced positive returns and outperformed small-caps and value shares, which lost ground.

The S&P 500 Index finished the period with modest losses overall. Within the benchmark, tech and consumer discretionary stocks rallied, but energy shares were down more than 35% (including dividends) amid tumbling oil prices, and the financials sector struggled in a low-yield environment. Non-U.S. equity markets were generally negative and lagged the U.S. benchmarks.

In the fixed income universe, Treasuries were the top performers as yields dropped to record lows during the period, and other U.S. investment-grade bonds were also generally positive. High yield and emerging markets bonds were particularly hard hit during the market sell-off in March, but the sectors staged a strong recovery as investors sought out higher-yielding securities. Emerging markets debt denominated in U.S. dollars outperformed local currency issues, as weakness in certain currencies weighed on local bond performance in U.S. dollar terms.

As we enter the second half of the year, we expect markets to remain volatile. The scale of the stimulus and the potential for medical breakthroughs create the potential for stocks to move higher, but much depends on the course of the virus. Rising tensions between the U.S. and China, social unrest, and the U.S. elections in November could also drive market performance.

Our investment teams will be carefully monitoring these developments, and I believe that our disciplined fundamental research and strategic investing approach will continue to serve our shareholders well in this uncertain environment.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks to provide monthly income.

FUND COMMENTARY

How did the fund perform in the past six months?

The Retirement Income 2020 Fund returned -1.71% for the six months ended June 30, 2020, and underperformed its combined index portfolio, a custom benchmark composed of multiple indexes that represent the underlying asset classes in which the fund invests. (Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Exposure to sectors and asset classes that are not included in the fund’s combined index portfolio detracted from relative performance. Fixed income diversifying sectors—especially high yield bonds and emerging markets bonds—weighed on relative results amid investor preference for perceived safe-haven assets. Notably, exposure to long-term U.S. Treasuries, which delivered strong double-digit returns during a period of extreme market volatility, contributed to relative performance. Among equities, the inclusion of real assets stocks hurt results as demand shocks driven by the coronavirus pandemic and an increase in supply from an oil price war weighed heavily on energy prices. However, a favorable underweight to the sector helped to partly mitigate the negative impact.

Decisions to overweight and underweight various asset classes added value. In addition to the favorable underweight to real assets equities, our tactical allocations between stocks and bonds also added value. We took the opportunity to incrementally lean into equities during the coronavirus-induced sell-off. As a result, we were overweight to equities as markets recovered, which boosted relative performance. Conversely, our underweight to long-term U.S. Treasuries—which significantly outperformed investment-grade issues—weighed on performance. Treasuries became increasingly expensive as risk assets sold off, and we selectively rotated into more credit-sensitive issues with higher upside potential.

Security selection contributed to relative performance as many of our underlying strategies outperformed their respective benchmarks. Most notably, all three of our small-cap stock strategies, as well as the international developed value and U.S. large-cap value strategies, meaningfully outpaced their benchmarks. Among fixed income, the Dynamic Global Bond Fund also outperformed its benchmark for the period. The positive contribution was, however, partly offset by underperformance in the core investment-grade bond allocation.

How is the fund positioned?

Late in the reporting period, we reduced our allocation in equities to a neutral position. Entering the year, we had increased our equity allocation against a backdrop of stabilizing global growth and improving U.S.-China trade negotiations. As markets sold off due to the coronavirus pandemic, we took advantage of attractive stock valuations and incrementally added to equities. However, given the velocity of the recent rebound, we have moderated our overweight as the stock market rally has, in our view, outpaced the still uncertain economic recovery.

Stocks
On a regional basis, we shifted from an underweight to U.S. equities to a neutral position relative to international stocks. The U.S. market has a more defensive sector profile, given higher exposure to secular winners in the technology and communications sectors that have proven to be more resilient in the current environment. Outside the U.S., more cyclically oriented economies are beginning to show signs of life as economic activity rebounds from depressed levels. Aggressive stimulus measures and the rebound in demand for Chinese goods after coronavirus-related shutdowns could also support international stocks. We are overweight to emerging markets equities as a weaker U.S. dollar could be broadly supportive. However, many countries face challenges containing the coronavirus and have limited tools to support growth.

In the U.S., we are modestly overweight to growth stocks over value stocks. Growth stocks are less sensitive to the broad macroeconomic environment, and the pandemic has accelerated secular growth trends in key industries. Value equities were hard-hit amid the sell-off, leaving their valuations more attractive should economic growth stabilize over the near term. We are overweight to U.S. small-cap equities as they have typically outperformed during recovery periods, but they are vulnerable to high debt levels. Larger companies may be better positioned to weather an economic downturn, but potential global supply chain disruption could be problematic.

Among international equities, we moved to a neutral allocation between growth stocks and value stocks. International growth stocks have benefited from their higher-quality and defensive characteristics, but trade and supply chain disruptions are concerns. Despite their cheap valuations, international value stocks face headwinds given pandemic-related weakness, low interest rates, and commodities oversupply.

We are underweight to real assets equities. Despite the recent rally in oil prices, inflation expectations remain low. Further, real estate demand trends—especially for retail and office space—are also vulnerable to lingering impacts of the coronavirus.

Bonds
Yields for U.S. investment-grade bonds remain near record lows, despite the rally in risk assets. We increased our allocation to high yield bonds, as credit spreads (the yield differences between bonds with higher and lower credit quality) remain at attractive levels. High yield bonds could potentially deliver equity-like returns postcrisis with lower overall volatility, but potential downgrades and/or default risks are a concern. We slightly increased our overweight to floating rate bank loans, which sold off, leaving spreads at historically attractive levels. Floating rate loans also have less exposure to the energy sector and higher standing in the capital structure than high yield issues.

We modestly increased our exposure to currency-hedged nondollar bonds prior to the sell-off and are now overweight. While still attractive for U.S.-based investors, the hedged-yield advantage has moderated as short-term interest rate differentials have narrowed. The yields are anchored by aggressive central bank policies in response to the pandemic.

What is portfolio management’s outlook?

The financial impact of the coronavirus pandemic reverberated across asset classes and regions in recent months. The economic effect of extensive government-enforced social distancing measures and the subsequent halt in global economic activity led to extreme market volatility. The velocity of the market decline and subsequent rebound are, however, unparalleled as global markets have shrugged off alarming economic data with the hopes that a swift recovery will ensue as commercial activities resume. Optimistic investor sentiment has been reflected in the continued recovery of risk assets. However, we believe caution is warranted. While today’s economy is not plagued by the same structural challenges of prior recessions, it is unclear whether markets will continue to disregard the negative data should further shocks materialize. Policy implications from the looming U.S. presidential election and resurgent tensions between the U.S. and China also bear monitoring, as geopolitical risks may emerge as a potential obstacle to a sustained recovery.

In our view, the myriad risks facing a return to global growth have been balanced so far by an effective and coordinated policy response. The aggressive measures taken by the Federal Reserve and other major central banks have helped to stem the impacts of the pandemic on the global economy. Low interest rates and renewed quantitative easing have buttressed the market rally while fiscal stimulus measures in the U.S. and several other countries have forestalled worse economic damage. We believe further stimulus would likely be a boon to equity markets, though the scope and timing of these measures remains unclear as policymakers evaluate the trajectory of the recovery.

The current heightened levels of volatility and uncertainty in global markets underscore the value of our thoughtful strategic investment approach. Given the many crosscurrents that can influence global financial markets, we believe that broad diversification—as well as our ability to actively adjust allocations to enhance the Retirement Income 2020 Fund’s risk/reward profile—should benefit our investors over time across a range of market and economic environments.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING

The Retirement Income 2020 Fund’s investment in many underlying funds means that it will be exposed to the risks of different areas of the market. As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. The fund’s allocations among a broad range of underlying T. Rowe Price stock and bond funds will change over time. Diversification cannot assure a profit or protect against loss in a declining market. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investors should note that the higher a fund’s allocation to stocks, the greater the risk.

The fund is managed based on the specific retirement year (target date 2020) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the fund would plan to retire and likely stop making new investments in the fund. The fund pursues an asset allocation strategy that promotes asset accumulation prior to retirement; it is intended to also serve as a postretirement investment vehicle designed to support an income stream made up of regular distributions using a managed payout program throughout retirement, along with some portfolio growth. The fund is primarily designed to help an investor who anticipates retiring at or about the target date. However, if an investor retires significantly earlier or later than age 65, the fund may not be an appropriate investment even if the investor retires on or near the fund’s target date. The fund is not designed for a lump-sum redemption at the retirement date and does not guarantee a particular level of income at and through your retirement.

The fund’s monthly cash distributions will reduce the amount of assets available for investment by the fund. In certain years, achieving the targeted annual payout rate through 12 equal monthly dividend payments may result in a drawdown on investment principal and some distributions may be treated in part as a return of capital. For all of these reasons, there is no guarantee of principal for investors and no guarantee that the fund will provide a fixed or stable level of cash distributions at any time or over any particular period of time. Any fund redemptions, including redemptions made prior to the target date, will proportionately reduce the amount of future cash distributions to be received from the fund.

BENCHMARK INFORMATION

Combined index portfolio: An unmanaged blended index portfolio created as a custom benchmark for the Retirement Income 2020 Fund. As of June 30, 2020, the combined index portfolio was composed of the following indexes: 38.50% Russell 3000 Index, 16.50% MSCI All Country World Index ex USA, 35.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 10.00% Bloomberg Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index.

Neutral allocations: The asset allocations reflected in the Retirement Income 2020 Fund’s glide path are referred to as “neutral” allocations. As of June 30, 2020, the fund’s neutral allocations were as follows: 55.00% stocks and 45.00% bonds and cash.

Note: Bloomberg Index Services Ltd. Copyright © 2020, Bloomberg Index Services Ltd. Used with permission.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Note: Frank Russell Company (Russell) is the source and owner of the Russell index data contained or reflected in these materials and all trademarks and copyrights related thereto. Russell® is a registered trademark of Russell. Russell is not responsible for the formatting or configuration of these materials or for any inaccuracy in T. Rowe Price Associates’ presentation thereof.

Note: ©2020, S&P Global Market Intelligence. Reproduction of any information, data or material, including ratings (Content) in any form is prohibited except with the prior written permission of the relevant party. Such party, its affiliates and suppliers (Content Providers) do not guarantee the accuracy, adequacy, completeness, timeliness or availability of any Content and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such Content. In no event shall Content Providers be liable for any damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with any use of the Content.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS

As of 6/30/20

Retirement Income 2020 Fund

Sectors	Neutral Allocation	Actual Allocation	Position
U.S. Large-Cap Stocks	16.72%	15.70%	Equity Index 500-Z Class
	5.72	6.22	Growth Stock-Z Class
	0.28	0.38	U.S. Large-Cap Core-Z Class
	5.72	4.94	Value-Z Class
U.S. Mid-Cap Stocks	2.10	2.64	Mid-Cap Growth-Z Class
	2.10	2.22	Mid-Cap Value-Z Class
U.S. Small-Cap Stocks	1.31	1.91	New Horizons-Z Class
	1.31	1.41	Small-Cap Stock-Z Class
	1.31	1.36	Small-Cap Value-Z Class
International Developed Market Stocks	4.44	4.57	International Stock-Z Class
	4.44	4.70	International Value Equity-Z Class
	4.44	4.33	Overseas Stock-Z Class
International Emerging Market Stocks	0.08	0.07	Emerging Markets Discovery Stock-Z Class
	2.27	3.01	Emerging Markets Stock-Z Class
Inflation Focused Stocks	2.75	1.34	Real Assets-Z Class
Futures	0.00	0.00	Equity Futures
Total Stocks	55.00	54.79	
Core Fixed Income	3.50	3.14	Dynamic Global Bond-Z Class
	5.25	5.23	International Bond (USD Hedged)-Z Class
	15.75	15.52	New Income-Z Class
Diversifying Fixed Income	3.50	3.41	Emerging Markets Bond-Z Class
	0.70	1.11	Floating Rate-Z Class
	2.80	3.21	High Yield-Z Class
	0.00	0.00	International Bond-Z Class
	10.00	8.95	Limited Duration Inflation Focused Bond-Z Class
	3.50	1.34	U.S. Treasury Long-Term-Z Class
Short-Term Income	0.00	0.00	Cash and Collateral
	0.00	3.31	U.S. Treasury Money-Z Class
Futures	0.00	0.00	Fixed Income Futures
Total Bonds	45.00	45.22	

Totals under the neutral and actual allocations may not foot due to rounding.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

June 30, 2020 (Unaudited)

PORTFOLIO OF INVESTMENTS[1]	$ Value 12/31/19	$ Purchase Cost	$ Sales Cost	Shares	$ Value 6/30/20
(Cost and value in $000s)					
EQUITY MUTUAL FUNDS 54.8%					
T. Rowe Price Funds:					
Equity Index 500 Fund	12,634	6,993	7,711	145,780	11,999
Growth Stock Fund	3,730	1,002	372	59,315	4,751
Value Fund	3,527	1,210	523	115,196	3,779
International Value Equity Fund	3,133	1,451	600	302,952	3,590
International Stock Fund	3,338	820	506	199,542	3,492
Overseas Stock Fund	3,496	832	699	332,671	3,307
Emerging Markets Stock Fund	2,127	588	235	54,152	2,300
Mid-Cap Growth Fund	1,815	390	173	21,537	2,020
Mid-Cap Value Fund	1,630	437	196	69,390	1,697
New Horizons Fund[2]	1,155	246	196	20,329	1,459
Small-Cap Stock Fund[2]	1,110	240	214	22,123	1,074
Small-Cap Value Fund	1,031	281	120	25,933	1,038
Real Assets Fund	857	331	94	98,474	1,027
U.S. Large-Cap Core Fund	–	285	–	11,360	288
Emerging Markets Discovery Stock Fund	–	49	–	4,463	50
Total Equity Mutual Funds (Cost $39,869)					**41,871**
BOND MUTUAL FUNDS 42.0%					
T. Rowe Price Funds:					
New Income Fund	10,069	4,162	2,523	1,206,745	11,862
Limited Duration Inflation Focused Bond Fund	5,740	3,171	2,172	1,348,669	6,838
International Bond Fund (USD Hedged)	3,392	1,447	892	396,143	3,997
Emerging Markets Bond Fund	2,504	753	498	244,061	2,607
High Yield Fund	1,915	881	209	395,689	2,453
Dynamic Global Bond Fund	2,273	783	790	248,732	2,403
U.S. Treasury Long-Term Fund	1,781	538	1,409	66,430	1,024
Floating Rate Fund	597	379	82	93,433	849
Total Bond Mutual Funds (Cost $31,448)					**32,033**

AFFILIATED COMPANIES

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the six months ended June 30, 2020. Net realized gain (loss), investment income, and change in net unrealized gain/loss reflect all activity for the period then ended.

Affiliate		Net Realized Gain (Loss)		Change in Net Unrealized Gain/Loss		Investment Income
T. Rowe Price Funds:						
Dynamic Global Bond Fund	$	(38)	$	137	$	26
Emerging Markets Bond Fund		(54)		(152)		65
Emerging Markets Discovery Stock Fund		—		1		—
Emerging Markets Stock Fund		(38)		(180)		—
Equity Index 500 Fund		(184)		83		129
Floating Rate Fund		(6)		(45)		17
Growth Stock Fund		(22)		391		—
High Yield Fund		(17)		(134)		59
International Bond Fund (USD Hedged)		(33)		50		32
International Stock Fund		(41)		(160)		—
International Value Equity Fund		(127)		(394)		—
Limited Duration Inflation Focused Bond Fund		(50)		99		29
Mid-Cap Growth Fund		(19)		(12)		—
Mid-Cap Value Fund		(47)		(174)		—
New Horizons Fund		2		254		—
New Income Fund		(47)		154		152
Overseas Stock Fund		(91)		(322)		—
Real Assets Fund		(14)		(67)		—
Small-Cap Stock Fund		(19)		(62)		—
Small-Cap Value Fund		(27)		(154)		—
U.S. Large-Cap Core Fund		—		3		—
U.S. Treasury Long-Term Fund		236		114		14
Value Fund		(60)		(435)		—
U.S. Treasury Money Fund		—		—		2
Totals	$	(696)#	$	(1,005)	$	525+

Capital gain distributions from mutual funds represented $0 of the net realized gain (loss).

+ Investment income comprised $525 of income distributions from underlying Price Funds.

The accompanying notes are an integral part of these financial statements.

June 30, 2020 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Retirement Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). T. Rowe Price Retirement Income 2020 Fund (the fund) is a diversified, open-end management investment company and is one of the portfolios established by the corporation. The fund invests in a portfolio of other T. Rowe Price stock and bond funds (underlying Price Funds) that represent various asset classes and sectors. The fund’s allocation among underlying Price Funds will change, and its asset mix will become more conservative over time. The fund seeks to provide monthly income.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations of the underlying Price Funds are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of the underlying Price Funds.

Investment Transactions and Investment Income Purchases and sales of the underlying Price Funds are accounted for on the trade date. Income and expenses are recorded on the accrual basis. Gains and losses realized on sales of the underlying Price Funds are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Dividends received from underlying Price Fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Income and capital gain distributions from the underlying Price Funds are recorded on the ex-dividend date.

Distributions Distributions to shareholders are recorded on the ex-dividend date. The fund declares and pays monthly distributions based on a specified payout rate of approximately 5% of the fund’s average net asset value over the prior five years. The monthly distribution rate per share is expected to remain constant from month to month for a particular calendar year and is reset annually each January based on the fund’s historical average net asset value over the previous five years (or, until the fund has five years of operating history, the average net asset value of a similarly managed fund). Effective January 1, 2020, the monthly distribution rate is $0.0394 per share. The estimated sources of each distribution are communicated to shareholders monthly; at fiscal year-end, distributions are re-characterized to ordinary income, capital gain, and return of capital (if any) to reflect their tax character and shareholders are notified of the final sources of the per share distributions.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued, and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in the underlying Price Funds are valued at their closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values. On June 30, 2020, all of the fund’s financial instruments were classified as Level 1, based on the inputs used to determine their fair values.

NOTE 3 - INVESTMENTS IN UNDERLYING PRICE FUNDS

Purchases and sales of the underlying Price Funds during the six months ended June 30, 2020, aggregated $34,119,000 and $24,031,000, respectively.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2020, the cost of investments for federal income tax purposes was $75,304,000. Net unrealized gain aggregated $1,130,000 at period-end, of which $3,920,000 related to appreciated investments and $2,790,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates, directly or through sub-advisory agreements with its wholly owned subsidiaries, also provides investment management services to all the underlying Price Funds. Certain officers and directors of the fund are also officers and directors of Price Associates and its subsidiaries and the underlying Price Funds.

The fund operates in accordance with an amended investment management agreement (amended management agreement), between the corporation, on behalf of the fund, and Price Associates. Under the amended agreement, the fund pays an all-inclusive annual fee that is based on a predetermined fee schedule that will range from 0.714% to 0.521%, generally declining as the fund reduces its overall stock exposure along its investment glide path. The all-inclusive management fee covers investment management and all of the fund’s operating expenses except for interest expense; expenses related to borrowings, taxes, and brokerage; and nonrecurring expenses. At June 30, 2020, the effective all-inclusive management fee rate was 0.57%.

Effective April 3, 2020, the date that the fund began charging an all-inclusive management fee, the fund converted from each underlying Price Fund’s I Class to its Z Class. Price Associates is contractually obligated to waive and/or bear all of the Z class’ expenses, other than interest; expenses related to borrowings, taxes, and brokerage; and nonrecurring expenses. Prior to April 3, 2020, the fund paid no management fees; however, Price Associates received management fees from the underlying Price Funds. The fund paid its own operating expenses and, in addition, indirectly bore its proportionate share of the management fees received by Price Associates and operating costs of the underlying Price Funds in which it invested.

Prior to April 3, 2020, the fund was subject to an operating expense limitation (Operating Expense Limit) pursuant to which Price Associates was contractually required to pay all direct operating expenses of the fund (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the management agreement) to the extent such operating expenses, on an annualized basis, exceeded the Operating Expense Limit indicated in the table below. This fund was required to repay Price Associates for expenses previously paid to the extent the fund’s net assets grew or expenses declined sufficiently to allow repayment without causing the fund’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the operating expense limitation in place at the time such amounts were paid; or (2) the class’s current expense limitation. This Operating Expense Limitation is no longer applicable under the new expense arrangement described above and any expenses waived are no longer available for repayment and have been written-off.

Pursuant to this agreement, expenses were waived/paid by Price Associates during the six months ended June 30, 2020 as indicated in the table below. Any repayment of expenses previously paid by Price Associates during the period, if any, would be included in the net investment income and expense ratios relating to the activity of the fund presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the six months ended June 30, 2020, expenses incurred pursuant to these service agreements were $8,000 for Price Associates and $3,000 for T. Rowe Price Services, Inc. All amounts due to and due from Price are presented net on the accompanying Statement of Assets and Liabilities.

The fund does not invest in the underlying Price Funds for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets. At June 30, 2020, the fund held less than 25% of the outstanding shares of any underlying Price Fund.

NOTE 6 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.

These types of events may also cause widespread fear and uncertainty, and result in, among other things: quarantines and travel restrictions, including border closings; disruptions to business operations and supply chains; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The funds could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the funds, their investment advisers, and the funds’ service providers may be significantly impacted, or even temporarily halted, as a result of extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies. Recently, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, a fund, except a money market fund, files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, a fund, including a money market fund, filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A money market fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months. A fund’s Forms N-PORT, N-MFP, and N-Q are available electronically on the SEC’s website (sec.gov).

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In that regard, at a meeting held on March 9–10, 2020 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract, including the amendment to the Advisory Contract that went into effect in April 2020. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total return for the one- and two-year periods as of September 30, 2019, and compared this return with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in relative market conditions, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
At the time of the Meeting, the Advisor did not receive management fees directly from the fund. The fund bore its proportionate share of the fees and expenses of the underlying T. Rowe Price funds in which it invests and pays its own expenses of operations (subject to a contractual expense limitation).

The Advisor indirectly received management fees from other T. Rowe Price funds in which the fund invests. However, since the Advisor did not receive any management fees directly from the fund, the Board did not review information relating to revenues received by the Advisor under the Advisory Contract. The Board did review information regarding benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund or other T. Rowe Price funds in which the fund invests, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may have received some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. However, the Board also considered that, effective January 2020, the Advisor began bearing the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates from advising T. Rowe Price funds and concluded that the Advisor’s profits were reasonable. Although the Advisor did not receive management fees directly from the fund under the Advisory Contract, the fund’s shareholders benefited from potential economies of scale through the contractual expense limitations.

At a meeting held on February 5, 2020, the Board approved a change to the fund’s expense structure to become effective in April 2020. The change resulted in an amendment to the Advisory Contract, which became effective in April 2020 at the same time the fund began investing in the Z Class of its underlying T. Rowe Price funds. The Board noted that the amendment to the Advisory Contract resulted in the fund paying the Advisor a single fee, or all-inclusive management fee, based on the fund’s average daily net assets. The all-inclusive management fee covers investment management and all of the fund’s operating expenses except for interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and any acquired fund fees and expenses. The Board also noted that the following information provided by Broadridge is not reflective of the fund’s expense structure that went into effect in April 2020.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) total expenses, actual management fees, and nonmanagement expenses of the fund with a group of competitor funds selected by Broadridge (Expense Group) and (ii) total expenses, actual management fees, and nonmanagement expenses of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s actual management fee rate ranked in the first quintile (Expense Group and Expense Universe) and the fund’s total expenses ranked in the first and fifth quintiles (Expense Group) and second and fourth quintiles (Expense Universe).

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Advisor and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract, including the amendment to the Advisory Contract that became effective in April 2020. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract.

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program (Liquidity Program) reasonably designed to assess and manage the fund’s liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the fund. The fund’s Board of Directors (Board) has appointed the fund’s investment advisor, T. Rowe Price Associates, Inc. (Price Associates), as the administrator of the Liquidity Program. As administrator, Price Associates is responsible for overseeing the day-to-day operations of the Liquidity Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. Price Associates has delegated oversight of the Liquidity Program to a Liquidity Risk Committee (LRC), which is a cross-functional committee composed of personnel from multiple departments within Price Associates.

The Liquidity Program’s principal objectives include supporting the T. Rowe Price funds’ compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund’s liquidity and the periodic classification and reclassification of a fund’s investments into categories that reflect the LRC’s assessment of their relative liquidity under current market conditions. Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.

As required by the Liquidity Rule, at a meeting held on May 4, 2020, the Board was presented with an annual assessment prepared by the LRC, on behalf of Price Associates, that addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each fund’s Highly Liquid Investment Minimum (HLIM). The annual assessment included consideration of the following factors, as applicable: the fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.

For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of June 1, 2019, through March 31, 2020. The report described the methodology for classifying a fund’s investments (including derivative transactions) into one of four liquidity categories, as well as the percentage of a fund’s investments assigned to each category. It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.

Certain provisions of the Liquidity Program initially became effective on December 1, 2018, and the full Liquidity Program was formally approved by the Board in April 2019. During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program since its implementation has operated adequately and effectively and is reasonably designed to assess and manage the fund’s liquidity risk.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Retirement Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 18, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 18, 2020

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	August 18, 2020